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                                                                   EXHIBIT 10.35

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "AGREEMENT") is made as of September 29, 2003, by and between CompUSA Inc. ("the LENDER") and Good Guys, Inc., a Delaware corporation (the "COMPANY").

                                R E C I T A L S :

         WHEREAS, the Company's wholly owned subsidiary Good Guys California, Inc., a California corporation, proposes to issue and sell to the Lender $5,000,000 aggregate principal amount of its 3% Unsecured Subordinated Convertible Promissory Notes (the "NOTE");

         WHEREAS, the Note will be convertible into shares of common stock, par value $.001 per share, of the Company (the "COMMON STOCK") at the conversion price set forth in the Note; and

         WHEREAS, as an inducement to the Lender to purchase the Note, the Company agrees with the Lender, for the benefit of the Lender and its permitted assigns (each an "ADDITIONAL HOLDER", and together with the Lender, the "HOLDERS"), as follows:

         1. Shelf Registration. (a) The Company shall, at its cost, prepare and, as promptly as practicable after a Triggering Event (as defined below) (but in no event no more than 30 days after a Triggering Event), file with the Securities and Exchange Commission (the "COMMISSION") and thereafter use its reasonable efforts to cause to be declared effective as soon as practicable a registration statement on Form S-3 (the "SHELF REGISTRATION STATEMENT") relating to the offer and sale of the Registrable Securities (defined below) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act of 1933, as amended (the "SECURITIES ACT") (hereinafter, the "SHELF REGISTRATION"); provided, however, that no Additional Holder shall be entitled to have the shares of Common Stock issuable upon conversion of the Note (the "REGISTRABLE SECURITIES") held by it covered by such Shelf Registration Statement unless such Additional Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Additional Holder.

         (b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein (the "PROSPECTUS") to be lawfully delivered by the Holders of the Registrable Securities, for a period of two years (or for such longer period if extended pursuant to Section 2(h) below) from the date of a Triggering Event or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto
(ii) cease to be outstanding, or (iii) are no longer restricted securities (as defined in Rule 144(k) under the Securities Act, or any successor rule thereof), assuming for this purpose that the Holders thereof are not affiliates of the Company (in any such case, such period being called the "SHELF REGISTRATION PERIOD").

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The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during that period, unless such action is (i) required by, or necessary for the Company to stay in compliance with, applicable law or (ii) taken by the Company in good faith and contemplated by Section 2(b)(v) below, and the Company thereafter complies with the requirements of Section 2(h).

         (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (d) "TRIGGERING EVENT" means the termination by any person of that certain Agreement and Plan of Merger dated as of September 29, 2003 among the Company, U.S. Commercial Corp., S.A. de C.V. and the Lender (the "MERGER AGREEMENT") pursuant to Section 8.1 of the Merger Agreement.

         2. Registration Procedures. In connection with the Shelf Registration contemplated by Section 1 hereof, the following provisions shall apply:

         (a) The Company shall (i) furnish to each Holder, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that any Holder is participating in the Shelf Registration Statement, shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as such Holder reasonably may propose; and (ii) include the names of the Holders who propose to sell Registrable Securities pursuant to the Shelf Registration Statement as selling securityholders.

         (b) The Company shall give written notice to the Holders of the Registrable Securities (which notice pursuant to clauses (ii)-(v) of this Section 2(b) shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made):

                  (i) when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

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                  (iii) of the issuance by the Commission of any stop order
         suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                  (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (v) of the happening of any event that requires the Company to make changes in the Shelf Registration Statement or the Prospectus in order that the Shelf Registration Statement or the Prospectus does not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

         (c) The Company shall make reasonable efforts to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

         (d) The Company shall furnish to each Holder of Registrable Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

         (e) The Company shall, during the Shelf Registration Period, deliver to each Holder of Registrable Securities included within the coverage of the Shelf Registration, without charge, as many copies of the Prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of the Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

         (f) Prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Registrable Securities included therein and their respective counsel in connection with the registration or qualification of the Registrable Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Registrable Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

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         (g) The Company shall cooperate with the Holders of the Registrable
Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Registrable Securities pursuant to the Shelf Registration Statement.

         (h) Subject to Section 5(c) hereof, upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 2(b) above during the period for which the Company is required to maintain an effective Shelf Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the Prospectus and any other required document so that, as thereafter delivered to Holders or purchasers of the Registrable Securities, the Prospectus as so amended or supplemented will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with paragraphs (ii) through (v) of Section 2(b) above to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then the Holders shall suspend use of such Prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 1(b) above shall be extended by the number of days from and including the date of the giving of such notice to and including the date when the Holders shall have received such amended or supplemented prospectus pursuant to this Section 2(h).

         (i) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

         (k) The Company shall take all such other actions, if any, as any Holder shall reasonably request in order to facilitate the disposition of the Registrable Securities pursuant to the Shelf Registration.

         (l) The Company shall (i) make reasonably available for inspection by the Holders, and any attorney, accountant or other agent retained by the Holders, all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of

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the Lender by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 3 hereof.

         3. Registration Expenses. (a) All expenses incident to the Company's performance of and compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement is ever filed or becomes effective, including without limitation;

                  (i) all registration and filing fees and expenses;

                  (ii) all fees and expenses incurred in connection with the compliance with federal securities and state "blue sky" or securities laws;

                  (iii) all expenses of printing (including printing certificates for the Registrable Securities to be issued and printing of Prospectuses), messenger and delivery services and telephone;

                  (iv) all fees and disbursements of counsel for the Company;

                  (v) all application and filing fees in connection with listing the Registrable Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

                  (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

         (b) In connection with the Shelf Registration Statement required by this Agreement, the Company will reimburse the Holders of Registrable Securities covered by the Shelf Registration Statement, for the reasonable fees and disbursements of not more than one counsel, designated by the Holders of a majority in principal amount of the Registrable Securities covered by the Shelf Registration Statement (provided that Holders of Common Stock issued upon the conversion of the Note shall be deemed to be Holders of the aggregate principal amount of the Note from which such Common Stock was converted) to act as counsel for the Holders in connection therewith.

         4. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each Holder, and such controlling persons are referred to collectively as the "INDEMNIFIED PARTIES") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Registrable Securities) to which each Indemnified Party may

                                       5

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become subject under the Securities Act, the Securities Exchange Act of 1934, as
amended (the "EXCHANGE ACT") or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or prospectus including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to the Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Registrable Securities concerned to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished by such Holder specifically for use therein; and provided, further, that the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities, purchased the Registrable Securities concerned and any such loss, claim, damage or liability of such Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Registrable Securities to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to such Holder; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party.

         (b) Each Holder, severally and not jointly, will indemnify and hold harmless the Company, its officers and directors and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue

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statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

         (c) Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 4 is held by a court of competent jurisdiction to be wholly or partially unavailable to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to

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information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 4(d), the Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Registrable Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

         (e) The agreements contained in this Section 4 shall survive the sale of the Registrable Securities pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         5. Default Interest Under Certain Circumstances. (a) Default Interest (the "DEFAULT INTEREST") with respect to the Note shall be assessed as follows as liquidated damages if any of the following events occur (each such event in clauses (i) through (iii) below being herein called a "REGISTRATION DEFAULT"):

                  (i) the Shelf Registration Statement has not been filed with the Commission by the 30th day after the Triggering Event;

                  (ii) the Shelf Registration Statement has not been declared effective by the Commission by the 120th day after the Triggering Event; or

                  (iii) the Shelf Registration Statement is declared effective by the Commission but (A) the Shelf Registration Statement thereafter ceases to be effective or (B) the Shelf Registration Statement or the Prospectus ceases to be usable in connection with resales of Registrable Securities (as defined below) during the periods specified herein and (1) the Company does not cause the Shelf Registration Statement to become effective within five (5) business days after it has ceased to be effective by a post-effective amendment or a report filed pursuant to the Exchange Act or (2) if applicable, the Company does not terminate the suspension periods described below in the first sentence of Section 5(c).

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Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission.

         Default Interest shall accrue on the Note from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 5% per annum (the "DEFAULT INTEREST RATE").

         (b) Any amounts of Default Interest due pursuant to Section 5(a) will be payable in cash on the maturity date of the Note. The amount of Default Interest will be determined by multiplying the applicable Default Interest Rate by the principal amount of the Note on the Issue Date (as defined in the Note), further multiplied by a fraction, the numerator of which is the number of days such Default Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

         (c) Notwithstanding paragraph (a) of this Section 5, the Company shall be permitted to suspend the effectiveness of a Registration Statement covering the Registrable Securities for any bona fide reason, for up to 45 consecutive days (the "DEFERRAL PERIOD") in any 180 day period without paying Default Interest; provided, however, that Deferral Periods may not total more than 90 days in any twelve-month period. In addition, the Company shall be, upon written notice to all Holders, permitted to postpone having the Shelf Registration Statement declared effective for a reasonable period of time not to exceed 30 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries, taken as a whole; provided, however, that any such postponement or suspension pursuant to this Section 5(c) shall not affect the Company's obligation to pay Default Interest as set forth in Section 5(a) above. The Company shall not be required to specify in the written notice to the Holders the nature of the event giving rise to the Deferral Period.

         6. Rules 144 and 144A. The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Registrable Securities identified to the Company by the Holder upon request. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

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         7. Miscellaneous.

         (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 1 hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 1 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

         (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the holders of a majority in principal amount of the Registrable Securities affected by such amendment, modification, supplement, waiver or consents (provided that holders of Common Stock issued upon conversion of the Note shall not be deemed holders of Common Stock, but shall be deemed to be holders of the aggregate principal amount of the Note from which such Common Stock was converted). Notwithstanding the foregoing, no modification to the provisions relating to the payment of Default Interest shall apply to any Holder that has not consented thereto in writing.

         (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                  (1) if to a Holder of the Registrable Securities, at the most current address given by such Holder to the Company.

                  (2) if to the Lender;

                           CompUSA Inc.
                           14951 North Dallas Parkway
                           Dallas, TX  75240
                           Fax No.:  (972) 982-4183
                           Attention:  General Counsel

         with a copy to:

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                           Willkie Farr & Gallagher LLP
                           787 Seventh Avenue
                           New York, New York  10019
                           Fax No:  (212) 728-8111
                           Attention:  Thomas M. Cerabino, Esq.

                  (3) if to the Company, at its address as follows:

                           Good Guys, Inc.
                           1600 Harbor Bay Parkway
                           Alameda, CA 94502
                           Fax No:  (510) 747-6291
                           Attention:  Chief Executive Officer

         with a copy to:

                           Howard Rice Nemerovski Canady Falk & Rabkin
                           Three Embarcadero Center
                           Seventh Floor
                           San Francisco, CA 94111-4065
                           Fax:No.:  415-217-5910
                           Attention:  Richard W. Canady

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

         (e) Third Party Beneficiaries. The Additional Holders who agree to be bound hereby shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Lender, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

         (f) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         By the execution and delivery of this Agreement, the Company submits to the nonexclusive jurisdiction of any federal or state court in the State of New York.

         (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                            [Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

                                  GOOD GUYS, INC.

                                  By: /s/ Kenneth R. Weller
                                      -----------------------------------------
                                      Name: Kenneth R. Weller
                                      Title: Chairman & Chief Executive Officer

                                  COMPUSA INC.

                                  By: /s/ Javier Larraza
                                      ------------------------------------------
                                      Name: Javier Larraza
                                      Title: Executive Vice President/ Chief
                                        Financial Officer

                [Signature Page to Registration Rights Agreement]